UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: July 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

July 31, 2012

Semi-Annual Repor t

Legg Mason

Investment Counsel

Social Awareness

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Social Awareness Fund

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Social Awareness Fund for the six-month reporting period ended July 31, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notices

Effective May 21, 2012, Ronald T. Bates and Aimee M. Eudy are primarily responsible for the day-to-day management of the Fund’s investments and have the ultimate authority to make investment decisions. Mr. Bates and Ms. Eudy have served as portfolio managers since December 2006 and May 2012, respectively. Mr. Bates, Managing Director and Portfolio Manager at Legg Mason Investment Counsel, LLC (“LMIC”) and Director of the Socially Responsive Investment Department, is the lead portfolio manager and is responsible for managing the equity portion of the Fund. Ms. Eudy, a Vice President, Portfolio Manager and Credit Analyst at LMIC, is responsible for managing the fixed income portion of the Fund.

Additionally, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, is responsible for management of the Fund’s cash and short-term instruments. Previously, management of cash and short-term instruments was provided by LMIC.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Legg Mason Investment Counsel Social Awareness Fund	III

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2012

IV	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended July 31, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The second estimate for GDP growth in the second quarter was 1.7%. Moderating growth was partially due to weaker consumer spending, which rose only 1.7% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined over the next three months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then increased to 8.2% in May and 8.3% in July. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales rose 2.3% on a seasonally adjusted basis in July 2012 versus the previous month. This represented the first monthly increase since April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $187,300 in July 2012, up 9.4% from July 2011. This marked the fifth consecutive month that home prices rose compared to the same period a year earlier and the largest year-over-year increase since January 2006.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. The Institute for Supply Management’s PMI (“PMI”)ii in January 2012 was 54.1 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it remained in contraction territory.

Legg Mason Investment Counsel Social Awareness Fund	V

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, on August 1, after the reporting period ended, the Fed said, “The [Federal Open Market] Committee will closely monitor incoming information on economic and financial developments and will provide additional accommodation as needed to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. While the U.S. stock market experienced a strong start and finish, it gave back a portion of its gains in the middle of the reporting period. Investor risk appetite was generally robust over the first two months of the period due to some better-than-expected economic data and signs of progress in Europe. However, the market modestly weakened in April and then sold off sharply in May, following renewed fears of contagion from Europe and some disappointing economic data in the U.S. The market then rallied in June and July, following some positive developments in the Eurozone, as well as increased expectations for a third round of quantitative easing by the Fed. All told, for the six months ended July 31, 2012, the S&P 500 Indexv returned 6.25%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended July 31, 2012, with the large-cap Russell 1000 Indexvi returning 5.54%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned 2.03% and -0.03%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 4.81% and 5.37%, respectively.

Q. Did Treasury yields trend higher or lower during the six months ended July 31, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.22% and 1.83%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first two months of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then generally moved lower during the remainder of the reporting period given renewed fears over the European sovereign debt crisis. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher late in the month due to some positive developments in Europe and hopes for additional Fed actions to stimulate the economy. When the reporting period ended on July 31, 2012, two-year Treasury yields were 0.23% and ten-year Treasury yields were 1.51%.

VI	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, while the spread sectors posted positive absolute returns in April, they generally lagged equal-durationxi Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June and July as investor sentiment improved. For the six months ended July 31, 2012, the Barclays U.S. Aggregate Indexxii returned 2.88%.

Q. How did the high-yield market perform over the six months ended July 31, 2012?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxiii, posted positive returns during four of the six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. While the high-yield market faltered in March and May given increased risk aversion, this proved to be a temporary setback. All told, the high-yield market gained 6.05% for the six months ended July 31, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A. Despite posting weak results in May, the asset class produced strong results during the reporting period. During much of the first three months of the period, emerging market debt was supported by solid growth in developing countries and overall strong demand. However, a confluence of events, including the European sovereign debt crisis, moderating growth in the U.S. and fears that China’s economy would experience a hard landing, caused the asset class to decline sharply in May 2012. The asset class then moved higher in June and July as investor risk appetite returned. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xiv returned 9.82% over the six months ended July 31, 2012.

Performance review

For the six months ended July 31, 2012, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 2.54%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Index, returned 6.25% and 2.88%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)xv returned 5.34% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 2.87% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 571 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Investment Counsel Social Awareness Fund	VII

Performance Snapshot as of July 31, 2012 (unaudited)
(excluding sales charges)	6 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	2.54%
Class B1	1.93%
Class C	2.18%
Class I	2.75%
S&P 500 Index	6.25%
Barclays U.S. Aggregate Index	2.88%
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%)	5.34%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	2.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 31, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.30%, 2.35%, 1.96% and 1.16%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 571 funds in the Fund’s Lipper category, and excluding sales charges.

VIII	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

August 31, 2012

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xiii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xiv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xv

The Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays U.S. Aggregate Index.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2012 and January 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2012 and held for the six months ended July 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.54%	$1,000.00	$1,025.40	1.31%	$6.60	Class A	5.00%	$1,000.00	$1,018.35	1.31%	$6.57
Class B	1.93	1,000.00	1,019.30	2.47	12.40	Class B	5.00	1,000.00	1,012.58	2.47	12.36
Class C	2.18	1,000.00	1,021.80	1.98	9.95	Class C	5.00	1,000.00	1,015.02	1.98	9.92
Class I	2.75	1,000.00	1,027.50	1.00	5.04	Class I	5.00	1,000.00	1,019.89	1.00	5.02

[1]	For the six months ended July 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	3

Schedule of investments (unaudited)

July 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 68.0%
Consumer Discretionary — 7.8%
Hotels, Restaurants & Leisure — 2.4%
Yum! Brands Inc.	51,630	$3,347,689
Multiline Retail — 1.1%
Target Corp.	26,950	1,634,518
Textiles, Apparel & Luxury Goods — 4.3%
Coach Inc.	47,000	2,318,510
V.F. Corp.	25,225	3,766,092
Total Textiles, Apparel & Luxury Goods		6,084,602
Total Consumer Discretionary		11,066,809
Consumer Staples — 8.5%
Beverages — 2.1%
PepsiCo Inc.	40,640	2,955,747
Food Products — 2.9%
Darling International Inc.	76,850	1,269,562	*
General Mills Inc.	73,255	2,834,969
Total Food Products		4,104,531
Household Products — 1.4%
Procter & Gamble Co.	31,460	2,030,428
Personal Products — 2.1%
Estee Lauder Cos. Inc., Class A Shares	56,820	2,976,232
Total Consumer Staples		12,066,938
Energy — 9.4%
Energy Equipment & Services — 5.5%
FMC Technologies Inc.	62,550	2,822,256	*
National-Oilwell Varco Inc.	43,910	3,174,693
Tetra Technology Inc.	71,800	1,845,978	*
Total Energy Equipment & Services		7,842,927
Oil, Gas & Consumable Fuels — 3.9%
Apache Corp.	40,365	3,476,234
Hess Corp.	45,695	2,154,976
Total Oil, Gas & Consumable Fuels		5,631,210
Total Energy		13,474,137
Financials — 8.0%
Capital Markets — 1.8%
State Street Corp.	62,915	2,540,508
Commercial Banks — 2.3%
U.S. Bancorp	96,645	3,237,607

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Consumer Finance — 2.0%
American Express Co.	51,020	$2,944,364
Insurance — 1.9%
Arch Capital Group Ltd.	69,940	2,713,672	*
Total Financials		11,436,151
Health Care — 8.3%
Biotechnology — 2.8%
Celgene Corp.	26,195	1,793,310	*
Gilead Sciences Inc.	40,575	2,204,440	*
Total Biotechnology		3,997,750
Health Care Equipment & Supplies — 1.4%
Covidien PLC	36,280	2,027,326
Health Care Providers & Services — 2.8%
Express Scripts Holding Co.	43,740	2,534,296	*
UnitedHealth Group Inc.	27,760	1,418,258
Total Health Care Providers & Services		3,952,554
Health Care Technology — 1.3%
Cerner Corp.	25,160	1,859,827	*
Total Health Care		11,837,457
Industrials — 6.3%
Commercial Services & Supplies — 0.9%
Covanta Holding Corp.	73,730	1,266,681
Construction & Engineering — 1.4%
Quanta Services Inc.	84,130	1,934,149	*
Machinery — 2.6%
Danaher Corp.	52,140	2,753,514
Illinois Tool Works Inc.	17,760	965,078
Total Machinery		3,718,592
Road & Rail — 1.4%
Union Pacific Corp.	16,310	1,999,769
Total Industrials		8,919,191
Information Technology — 13.4%
Communications Equipment — 2.5%
Cisco Systems Inc.	94,260	1,503,447
QUALCOMM Inc.	34,250	2,044,040
Total Communications Equipment		3,547,487
Computers & Peripherals — 3.9%
Apple Inc.	6,370	3,890,541	*
NetApp Inc.	50,945	1,664,373	*
Total Computers & Peripherals		5,554,914

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	5

Legg Mason Investment Counsel Social Awareness Fund

Security			Shares	Value
Electronic Equipment, Instruments & Components — 1.0%
Trimble Navigation Ltd.			32,000	$1,416,320	*
Internet Software & Services — 2.6%
eBay Inc.			36,880	1,633,784	*
Google Inc., Class A Shares			3,370	2,133,109	*
Total Internet Software & Services				3,766,893
IT Services — 1.2%
Accenture PLC, Class A Shares			27,820	1,677,546
Semiconductors & Semiconductor Equipment — 2.2%
Broadcom Corp., Class A Shares			46,035	1,559,666	*
Microchip Technology Inc.			46,340	1,546,829
Total Semiconductors & Semiconductor Equipment				3,106,495
Total Information Technology				19,069,655
Materials — 2.6%
Chemicals — 2.6%
Air Products & Chemicals Inc.			29,174	2,346,465
Potash Corp. of Saskatchewan Inc.			32,545	1,437,187
Total Materials				3,783,652
Telecommunication Services — 1.5%
Wireless Telecommunication Services — 1.5%
Crown Castle International Corp.			34,770	2,151,568	*
Utilities — 2.2%
Electric Utilities — 0.7%
Northeast Utilities			27,390	1,092,313
Water Utilities — 1.5%
American Water Works Co. Inc.			57,710	2,091,988
Total Utilities				3,184,301
Total Common Stocks (Cost — $69,916,374)				96,989,859

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.5%
Nelnet Student Loan Trust, 2008-2 A4 (Cost — $694,613)	2.168%	6/26/34	$665,000	697,757	(a)
Collateralized Mortgage Obligations — 5.0%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.080%	11/10/42	738,000	758,083	(a)
Bear Stearns Commercial Mortgage Securities, 2003-T12 A3	4.240%	8/13/39	41,043	41,079	(a)
Bear Stearns Commercial Mortgage Securities, 2005-T20 A2	5.127%	10/12/42	219,555	219,470	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.811%	12/10/49	499,555	536,613	(a)

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Bank (FHLB), 00-0606 Y	5.270%	12/28/12	$658,635	$668,133
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	49,409	51,639
Federal Home Loan Mortgage Corp. (FHLMC), 4030 JA	3.500%	12/15/41	1,265,649	1,288,100
Federal Home Loan Mortgage Corp. (FHLMC), R005 AB	5.500%	12/15/18	68,275	68,471
Federal National Mortgage Association (FNMA), 2011-53 CY	4.000%	6/25/41	385,740	418,018
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	771,837	798,112
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	904,128	948,146
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	825,682	856,637
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	324,502	343,366
LB-UBS Commercial Mortgage Trust, 2004-C4 A3	5.122%	6/15/29	60,193	61,390	(a)
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	8,444	8,438
Total Collateralized Mortgage Obligations (Cost — $7,041,553)				7,065,695
Corporate Bonds & Notes — 16.9%
Consumer Discretionary — 0.8%
Media — 0.5%
Comcast Corp., Senior Notes	5.650%	6/15/35	600,000	717,622
Specialty Retail — 0.3%
Best Buy Co. Inc., Senior Notes	3.750%	3/15/16	375,000	362,996
Total Consumer Discretionary				1,080,618
Consumer Staples — 0.7%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	3/26/13	235,000	238,195
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	773,554
Total Consumer Staples				1,011,749
Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Apache Corp., Senior Notes	5.250%	4/15/13	250,000	258,440
Petrobras International Finance Co., Senior Notes	3.500%	2/6/17	675,000	698,971
Statoil ASA, Senior Notes	3.125%	8/17/17	190,000	208,593
Total Energy				1,166,004
Financials — 9.2%
Capital Markets — 1.4%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	442,629
BlackRock Inc., Senior Notes	4.250%	5/24/21	400,000	446,806

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	7

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	$715,000	$717,873
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	425,000	435,329
Total Capital Markets				2,042,637
Commercial Banks — 2.9%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	80,000	80,728
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	295,000	302,251
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	250,000	258,149
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	475,283
Rabobank Nederland NV, Notes	4.500%	1/11/21	1,000,000	1,102,067
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	450,000	457,677
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	555,000	581,001
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	380,000	437,792
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	483,248
Total Commercial Banks				4,178,196
Consumer Finance — 1.9%
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	2,175,000	2,262,000
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	415,236
Total Consumer Finance				2,677,236
Diversified Financial Services — 1.9%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,093,581
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	550,000	582,049
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	841,657
Private Export Funding Corp.	4.974%	8/15/13	190,000	199,371
Total Diversified Financial Services				2,716,658
Insurance — 0.4%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	675,000	599,062
Real Estate Investment Trusts (REITs) — 0.7%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	125,000	138,062
Health Care REIT Inc., Senior Notes	3.625%	3/15/16	400,000	417,973
Simon Property Group LP, Senior Notes	4.200%	2/1/15	100,000	106,293
Simon Property Group LP, Senior Notes	4.125%	12/1/21	250,000	275,616
Total Real Estate Investment Trusts (REITs)				937,944
Total Financials				13,151,733
Health Care — 2.5%
Biotechnology — 0.3%
Gilead Sciences Inc., Senior Notes	3.050%	12/1/16	375,000	401,675

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.3%
Medtronic Inc., Senior Notes	3.000%	3/15/15	$175,000	$185,347
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	189,971
Total Health Care Equipment & Supplies				375,318
Pharmaceuticals — 1.9%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	650,000	798,147
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	550,000	553,296
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	390,666
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	496,243
Wyeth, Notes	5.500%	2/15/16	425,000	494,958
Total Pharmaceuticals				2,733,310
Total Health Care				3,510,303
Industrials — 0.7%
Road & Rail — 0.7%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	935,961
Information Technology — 1.3%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	3.000%	9/15/16	455,000	468,303
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	340,000	351,742
Semiconductors & Semiconductor Equipment — 0.3%
Texas Instruments Inc., Senior Notes	1.650%	8/3/19	400,000	399,080
Software — 0.5%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	214,841
Microsoft Corp., Senior Notes	1.625%	9/25/15	450,000	467,710
Total Software				682,551
Total Information Technology				1,901,676
Materials — 0.5%
Chemicals — 0.5%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	791,317
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	400,000	510,434
Total Corporate Bonds & Notes (Cost — $22,134,642)				24,059,795
Mortgage-Backed Securities — 3.8%
FHLMC — 2.6%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	242,714	268,063
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	1,394,770	1,508,239
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	359,792	386,384

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	9

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	$771,339	$850,736
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	287,649	327,971
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	330,779	361,554
Total FHLMC				3,702,947
FNMA — 0.6%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	90	106
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	200,499	217,462
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	67,635	74,318
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	573,858	634,473
Total FNMA				926,359
GNMA — 0.6%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	694,387	771,881
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	77,060	89,047
Total GNMA				860,928
Total Mortgage-Backed Securities (Cost — $4,934,901)				5,490,234
Municipal Bonds — 0.3%
Pennsylvania — 0.3%
County of Montgomery, PA, GO, Build America Bonds (Cost — $406,720)	5.400%	10/1/30	400,000	464,448
U.S. Government & Agency Obligations — 3.5%
U.S. Government Agencies — 0.7%
Federal Farm Credit Bank (FFCB), Bonds	1.790%	6/7/19	425,000	425,228
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	470,161
Total U.S. Government Agencies				895,389
U.S. Government Obligations — 2.8%
U.S. Treasury Bonds	3.500%	2/15/39	718,000	859,805
U.S. Treasury Bonds	4.375%	11/15/39	204,000	280,883
U.S. Treasury Notes	2.250%	11/30/17	984,000	1,065,411
U.S. Treasury Notes	2.625%	8/15/20	1,640,000	1,823,988
Total U.S. Government Obligations				4,030,087
Total U.S. Government & Agency Obligations (Cost — $4,194,985)				4,925,476
Total Investments Before Short-Term Investments (Cost — $109,323,788)				139,693,264

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2012

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.3%
Repurchase Agreements — 2.3%
Interest in $700,000,000 joint tri-party repurchase agreement dated 7/31/12 with RBS Securities Inc.; Proceeds at maturity — $3,215,015; (Fully collateralized by various U.S. government obligations, 2.000% to 2.625% due 8/15/20 to 11/15/21; Market value — $3,279,312) (Cost — $3,215,000)	0.170%	8/1/12	$3,215,000	$3,215,000
Total Investments — 100.3% (Cost — $112,538,788#)				142,908,264
Liabilities in Excess of Other Assets — (0.3)%				(377,442)
Total Net Assets — 100.0%				$142,530,822

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

July 31, 2012

Assets:
Investments, at value (Cost — $112,538,788)	$142,908,264
Cash	859
Dividends and interest receivable	505,501
Receivable for Fund shares sold	34,192
Prepaid expenses	33,323
Total Assets	143,482,139

Liabilities:
Payable for securities purchased	397,560
Payable for Fund shares repurchased	214,196
Investment management fee payable	78,042
Service and/or distribution fees payable	42,043
Trustees’ fees payable	17,388
Accrued expenses	202,088
Total Liabilities	951,317
Total Net Assets	$142,530,822

Net Assets:
Par value (Note 7)	$81
Paid-in capital in excess of par value	114,534,788
Overdistributed net investment income	(3,626)
Accumulated net realized loss on investments	(2,369,897)
Net unrealized appreciation on investments	30,369,476
Total Net Assets	$142,530,822

Shares Outstanding:
Class A	6,969,640
Class B	531,122
Class C	572,334
Class I	69,103

Net Asset Value:
Class A (and redemption price)	$17.49
Class B*	$17.46
Class C*	$17.67
Class I (and redemption price)	$17.50
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$18.56

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended July 31, 2012

Investment Income:
Interest	$751,852
Dividends	664,225
Less: Foreign taxes withheld	(1,618)
Total Investment Income	1,414,459

Expenses:
Investment management fee (Note 2)	470,892
Service and/or distribution fees (Notes 2 and 5)	255,135
Transfer agent fees (Note 5)	219,686
Registration fees	27,406
Shareholder reports	19,906
Legal fees	17,118
Audit and tax	13,560
Fund accounting fees	7,269
Trustees’ fees	6,578
Insurance	2,280
Custody fees	629
Miscellaneous expenses	1,587
Total Expenses	1,042,046
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(324)
Net Expenses	1,041,722
Net Investment Income	372,737

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	5,167,075
Change in Net Unrealized Appreciation (Depreciation) from Investments	(1,880,423)
Net Gain on Investments	3,286,652
Increase in Net Assets from Operations	$3,659,389

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended July 31, 2012 (unaudited) and the Year Ended January 31, 2012	July 31	January 31

Operations:
Net investment income	$372,737	$1,059,890
Net realized gain	5,167,075	4,120,077
Change in net unrealized appreciation (depreciation)	(1,880,423)	(3,216,622)
Increase in Net Assets From Operations	3,659,389	1,963,345

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(465,024)	(1,185,169)
Decrease in Net Assets From Distributions to Shareholders	(465,024)	(1,185,169)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,080,890	10,046,873
Reinvestment of distributions	448,682	1,145,343
Cost of shares repurchased	(11,705,577)	(31,774,860)
Decrease in Net Assets From Fund Share Transactions	(7,176,005)	(20,582,644)
Decrease in Net Assets	(3,981,640)	(19,804,468)

Net Assets:
Beginning of period	146,512,462	166,316,930
End of period*	$142,530,822	$146,512,462
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(3,626)	$88,661

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2012[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$17.12	$16.98	$14.92	$11.90	$16.46	$21.12

Income (loss) from operations:
Net investment income	0.06	0.14	0.15	0.17	0.20	0.27
Net realized and unrealized gain (loss)	0.37	0.15	2.08	3.03	(4.55)	0.37
Proceeds from settlement of a regulatory matter	—	—	0.04	—	—	—
Total income (loss) from operations	0.43	0.29	2.27	3.20	(4.35)	0.64

Less distributions from:
Net investment income	(0.06)	(0.15)	(0.21)	(0.18)	(0.21)	(0.27)
Net realized gains	—	—	—	—	—	(5.03)
Total distributions	(0.06)	(0.15)	(0.21)	(0.18)	(0.21)	(5.30)

Net asset value, end of period	$17.49	$17.12	$16.98	$14.92	$11.90	$16.46
Total return[3]	2.54%	1.75%[4]	15.33%[5]	27.08%	(26.64)%	1.94%

Net assets, end of period (000s)	$121,931	$124,660	$137,999	$131,913	$114,042	$179,496

Ratios to average net assets:
Gross expenses	1.31%[6]	1.30%	1.30%	1.29%	1.26%	1.20%
Net expenses[7]	1.31 [6]	1.30	1.30	1.29	1.26	1.20
Net investment income	0.64 [6]	0.83	0.94	1.28	1.33	1.31

Portfolio turnover rate	15%	29%	30%	29%	42%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2012 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.69% for the year ended January 31, 2012.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class B Shares[1]	2012[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$17.13	$17.01	$14.97	$11.95	$16.53	$21.19

Income (loss) from operations:
Net investment income (loss)	(0.04)	(0.04)	(0.00) [3]	0.02	0.04	0.06
Net realized and unrealized gain (loss)	0.37	0.16	2.06	3.04	(4.56)	0.37
Proceeds from settlement of a regulatory matter	—	—	0.19	—	—	—
Total income (loss) from operations	0.33	0.12	2.25	3.06	(4.52)	0.43

Less distributions from:
Net investment income	—	(0.00) [3]	(0.21)	(0.04)	(0.06)	(0.06)
Net realized gains	—	—	—	—	—	(5.03)
Total distributions	—	(0.00) [3]	(0.21)	(0.04)	(0.06)	(5.09)

Net asset value, end of period	$17.46	$17.13	$17.01	$14.97	$11.95	$16.53
Total return[4]	1.93%	0.72%[5]	15.26%[6]	25.67%	(27.39)%	0.91%

Net assets, end of period (000s)	$9,275	$10,855	$15,666	$18,884	$20,958	$39,401

Ratios to average net assets:
Gross expenses	2.47%[7]	2.35%	2.28%	2.46%	2.30%	2.23%
Net expenses[8]	2.47 [7]	2.35	2.28	2.46	2.30	2.23
Net investment income (loss)	(0.52) [7]	(0.23)	(0.03)	0.12	0.28	0.29

Portfolio turnover rate	15%	29%	30%	29%	42%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2012 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.60% for the year ended January 31, 2012.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2012[2]		2012	2011	2010	2009	2008

Net asset value, beginning of period	$17.30		$17.15	$15.07	$12.02	$16.62	$21.28

Income (loss) from operations:
Net investment income	(0.00)	[3]	0.03	0.04	0.10	0.11	0.15
Net realized and unrealized gain (loss)	0.38		0.16	2.10	3.06	(4.58)	0.37
Proceeds from settlement of a regulatory matter	—		—	0.07	—	—	—
Total income (loss) from operations	0.38		0.19	2.21	3.16	(4.47)	0.52

Less distributions from:
Net investment income	(0.01)		(0.04)	(0.13)	(0.11)	(0.13)	(0.15)
Net realized gains	—		—	—	—	—	(5.03)
Total distributions	(0.01)		(0.04)	(0.13)	(0.11)	(0.13)	(5.18)

Net asset value, end of period	$17.67		$17.30	$17.15	$15.07	$12.02	$16.62
Total return[4]	2.18%		1.09%[5]	14.75%[6]	26.40%	(27.06)%	1.32%

Net assets, end of period (000s)	$10,116		$10,003	$11,511	$10,078	$8,888	$12,774

Ratios to average net assets:
Gross expenses	1.98%[7]		1.96%	2.01%	1.80%	1.87%	1.81%
Net expenses[8]	1.98	[7]	1.96	2.01	1.80	1.87	1.81
Net investment income (loss)	(0.03)	[7]	0.17	0.23	0.77	0.73	0.71

Portfolio turnover rate	15%		29%	30%	29%	42%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2012 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.04% for the year ended January 31, 2012.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2012[2]	2012	2011	2010	2009[3]

Net asset value, beginning of period	$17.12	$16.99	$14.92	$11.90	$15.98

Income (loss) from operations:
Net investment income	0.08	0.19	0.20	0.24	0.13
Net realized and unrealized gain (loss)	0.39	0.14	2.09	3.02	(4.08)
Total income (loss) from operations	0.47	0.33	2.29	3.26	(3.95)

Less distributions from:
Net investment income	(0.09)	(0.20)	(0.22)	(0.24)	(0.13)
Total distributions	(0.09)	(0.20)	(0.22)	(0.24)	(0.13)

Net asset value, end of period	$17.50	$17.12	$16.99	$14.92	$11.90
Total return[4]	2.75%	1.99%[5]	15.51%	27.67%	(24.80)%

Net assets, end of period (000s)	$1,209	$994	$1,141	$46	$15

Ratios to average net assets:
Gross expenses	1.06%[6]	1.16%	1.08%	0.81%	1.03%[6]
Net expenses[7]	1.00 [6,8,9]	1.00 [8,9]	0.95 [8,9]	0.81 [8]	1.03 [6]
Net investment income	0.96 [6]	1.12	1.25	1.71	1.81 [6]

Portfolio turnover rate	15%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2012 (unaudited).

[3]	For the period July 24, 2008 (commencement of operations) to January 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.93% for the year ended January 31, 2012.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	19

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$96,989,859	—	—	$96,989,859
Asset-backed securities	—	$697,757	—	697,757
Collateralized mortgage obligations	—	7,065,695	—	7,065,695
Corporate bonds & notes	—	24,059,795	—	24,059,795
Mortgage-backed securities	—	5,490,234	—	5,490,234
Municipal bonds	—	464,448	—	464,448
U.S. government & agency obligations	—	4,925,476	—	4,925,476
Total long-term investments	$96,989,859	$42,703,405	—	$139,693,264
Short-term investments†	—	3,215,000	—	3,215,000
Total investments	$96,989,859	$45,918,405	—	$142,908,264

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	21

from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

22	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund and manages the Fund’s cash and short-term investments. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the six months ended July 31, 2012, fees waived and/or expenses reimbursed amounted to $324.

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	23

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2012, LMIS and its affiliates received sales charges of approximately $11,140 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	—	$4,853	$25

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of July 31, 2012, the Fund had accrued $11,923 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended July 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$17,431,230	$3,340,274
Sales	23,356,871	2,568,492

24	Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,741,055
Gross unrealized depreciation	(1,371,579)
Net unrealized appreciation	$30,369,476

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended July 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended July 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$154,620	$173,848
Class B	50,401	34,423
Class C	50,114	9,915
Class I	—	1,500
Total	$255,135	$219,686

For the six months ended July 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$324
Total	$324

6. Distributions to shareholders by class

	Six Months Ended July 31, 2012	Year Ended January 31, 2012
Net Investment Income:
Class A	$454,815	$1,148,738
Class B	—	2,027
Class C	4,377	22,026
Class I	5,832	12,378
Total	$465,024	$1,185,169

Legg Mason Investment Counsel Social Awareness Fund 2012 Semi-Annual Report	25

7. Shares of beneficial interest

At July 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2012		Year Ended January 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	178,522	$3,133,721	443,122	$7,422,710
Shares issued on reinvestment	25,114	441,143	67,639	1,116,559
Shares repurchased	(515,490)	(9,033,812)	(1,354,621)	(22,621,166)
Net decrease	(311,854)	$(5,458,948)	(843,860)	$(14,081,897)

Class B
Shares sold	1,791	$31,126	26,384	$450,044
Shares issued on reinvestment	—	—	120	2,013
Shares repurchased	(104,509)	(1,835,331)	(313,435)	(5,255,497)
Net decrease	(102,718)	$(1,804,205)	(286,931)	$(4,803,440)

Class C
Shares sold	37,193	$657,854	95,319	$1,619,255
Shares issued on reinvestment	206	3,609	1,135	18,821
Shares repurchased	(43,367)	(765,859)	(189,253)	(3,204,477)
Net decrease	(5,968)	$(104,396)	(92,799)	$(1,566,401)

Class I
Shares sold	14,794	$258,189	32,893	$554,864
Shares issued on reinvestment	224	3,930	481	7,950
Shares repurchased	(3,992)	(70,575)	(42,461)	(693,720)
Net increase (decrease)	11,026	$191,544	(9,087)	$(130,906)

8. Capital loss carryforward

As of January 31, 2012, the Fund had a net capital loss carryforward of approximately $5,371,915 all of which expires in 2018. This amount will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken
Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0423 9/12 SR12-1744

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	September 26, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	September 26, 2012